Exhibit 10.1

ACKNOWLEDGEMENT AND POST-CLOSING AGREEMENT

THIS ACKNOWLEDGEMENT AND POST-CLOSING AGREEMENT (this “Agreement”) is entered into as of this 19th day of May, 2008 by and between each of the PERSONS IDENTIFIED ON SCHEDULE I HERETO (each a “Borrower,” and together with their successors and permitted assigns, collectively, “Borrowers”) and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”).

RECITALS

WHEREAS, In accordance with that certain Loan Agreement dated August 1, 2007, by and between Lender, certain of the Borrowers and certain other affiliated entities (the “Mortgage Loan Agreement”) Lender made a loan to certain of the Borrowers and such affiliated entities in the original principal amount of One Hundred Eighty Four Million Three Hundred Thousand and No/100 Dollars ($184,300,000) (the “Mortgage Loan”), as evidenced by that certain Promissory Note of even date (the “Mortgage Note”) and secured by those certain Mortgages, Security Agreements and Fixture Filings of even date given by Borrowers to Lender (collectively, the “Mortgages”);

WHEREAS, Concurrently with the making of the Mortgage Loan, Lender also made that certain mezzanine loan to one of the Borrowers, TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company (“Pledgor”), in accordance with that certain Mezzanine Loan Agreement dated August 1, 2007, by and between Lender and Pledgor (the “Mezzanine Loan Agreement”) in the original principal amount of Nine Million Seven Hundred Thousand and No/100 Dollars ($9,700,000.00) (the “Mezzanine Loan”), as evidenced by that certain Promissory Note of even date (the “Mezzanine Note”) and secured by that certain Pledge and Security Agreement of even date (the “Pledge”) given by Pledgor.  The Mortgage Loan and the Mezzanine Loan are individually referred to herein as a “Loan” and collectively referred to herein as the “Loan”;

WHEREAS, As of the date hereof the outstanding principal balance of the Mortgage Loan is ONE HUNDRED FIFTEEN MILLION SEVEN HUNDRED EIGHTY FIVE THOUSAND TWO HUNDRED EIGHTY SEVEN ($115,785,287).  As of the date hereof the outstanding principal balance of the Mezzanine Loan is SIX MILLION NINETY THREE THOUSAND NINE HUNDRED SIXTY ONE ($6,093,961);

WHEREAS, Borrowers have agreed to pay and Lender has agreed to accept prepayment of the Mortgage Loan and Mezzanine Loan in the amounts (the “Pay-Off Amount”) set forth in that certain Payoff Statement dated May 19, 2008 (the “Payoff Statement”) attached hereto as Schedule II in full and complete satisfaction of the Borrowers’ repayment obligations under the Mortgage Loan and Mezzanine Loan, as applicable.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for the good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.             Incorporation of Recitals and Definitions.  The Recitals set forth above are hereby incorporated into this Agreement and made a part hereof by this reference.  Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given such terms in the Mortgage Loan Agreement or the Mezzanine Loan Agreement, as applicable.

2.             Prepayment of Loan and Lender Acknowledgement.  Each Borrower agrees to pay, with respect to its respective Loan, and Lender agrees to accept, the Pay-Off Amount in full and complete repayment of the amounts outstanding under Loan.  Borrowers shall pay the Pay-Off Amount in accordance with the Payoff Statement.  Notwithstanding the foregoing or anything contained to the contrary herein, this Agreement relates to the settlement of the amounts due and owing under the Loans and shall not be construed so as to release Borrowers from, or affect in any way, any indemnity or other obligations in the Loan Documents that, by their terms, expressly survive repayment of the Loans or release of the Liens of the Mortgages or Pledge.

(a)           Notwithstanding any provision in the Loan Documents to the contrary, Lender hereby waives any lock-out period during which the Borrowers are prohibited from prepayment, as well as the right to seek payment of any Exit Fee or other prepayment penalties, or other amounts in addition to the Pay-Off Amount which are due under the Loan.

(b)           Upon receipt of the Pay-Off Amount, Lender shall refund to Borrowers all amounts on deposit in the Reserve Funds as of the date of Lender’s receipt of the Pay-Off Amount and agrees to comply with Section 3 of this Agreement.

(c)           Upon receipt of the Pay-Off Amount and thereafter, the terms of the Loan Documents shall no longer be binding on Borrowers other than the Borrowers’ indemnity or other obligations in the Loan Documents that, by their terms, expressly survive repayment of the Loans or release of the Liens of the Mortgages or Pledge.

3.             Delivery of Loan Documents.  Upon receipt of the Pay-Off Amount, Lender will:

(a)           Return all originals of the Mortgage Note and Mezzanine Note to Borrowers (or their legal counsel) conspicuously marked “PAID IN FULL” on the front of such notes along with all other originals of the Loan Documents in Lender’s possession.  Should Lender fail to so mark either the Mortgage Note or Mezzanine Note, Lender hereby grants to Borrower an irrevocable power of attorney, coupled with an interest for the sole purpose of marking the Mortgage Note or Mezzanine Note in such a manner;

(b)           Return to Borrowers (or its legal counsel) all original membership certificates and original membership powers delivered in connection with the Pledge; and/or

(c)           Execute a lost note affidavit and indemnity or lost instrument affidavit and indemnity, as applicable, in such form as Borrowers’ reasonably deem necessary in the event any of the Mortgage Note or Mezzanine Note are no longer in the Lender’s possession or have otherwise been lost or destroyed.

4.             Execution of Additional Documentation.  Following receipt of the Pay-Off Amount, but in no event later than June 15, 2008, Lender will promptly execute and deliver appropriate releases and/or terminations of the Loan Documents prepared by Borrowers at their sole cost and expense, including releases, satisfactions or terminations, as applicable, of the Borrowers, any guarantors, the Pledgor (in each case subject to the survival of any indemnity or other obligations in the Loan Documents that, by their terms, expressly survive repayment of the Loans or release of the Liens of the Mortgages or Pledge), all Mortgages, the Pledge, financing statements and any other Lien evidencing or securing the Loans and such other documents reasonably requested by Borrower.

5.             Construction.  Lender acknowledges and agrees that it has declined to be represented by counsel in the preparation of this Agreement, that it is fully aware of this Agreement’s contents and of its legal effect and that this Agreement shall not be construed against Borrowers as a result Borrowers preparation of this Agreement.

6.             Attorney Fees.  In the event of any breach of this Agreement, the non-breaching party shall be entitled to recover from the other, in addition to any other relief provided by law, such costs and expenses as may be incurred, including court costs, attorneys’ fees and all other costs and expenses, taxable or otherwise, reasonably necessary to defend against, or seek an abatement or injunction against an action or proceeding, or to establish or maintain the applicability or validity of this Agreement, or any provision hereof, or to prosecute any counterclaim or cross claim based on any such action or proceeding.

7.             Successors and Assigns.  This Agreement and all of the provisions hereof shall be binding upon the Lender and Borrowers, their respective heirs, successors and assigns.

8.             Counterparts and Facsimile Signature.  This Agreement may be executed in multiple counterparts and by facsimile signature, each of which shall constitute a duplicate original, but all of which together shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BORROWER:

TRT ABINGTON LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

 [SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT BROCKTON EASTWAY PLAZA LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

 [SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT BROCKTON WESTGATE PLAZA LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT COHASSET LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

 [SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT CRANSTON LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

 [SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT HANOVER LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

 [SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT HOLBROOK LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT HYANNIS LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT MANOMET LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT MANSFIELD LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT MERIDEN LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT NORTH HANOVER LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT ORLEANS LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT ROCKLAND 201 MARKET LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT ROCKLAND 360-372 MARKET LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT WHITMAN 682 BEDFORD LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT WHITMAN 475 BEDFORD LLC,
a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

PLEDGOR:

TRT NEW ENGLAND RETAIL FLOATING RATE HOLDCO LLC,
a Delaware limited liability company,

By:	DCTRT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

By:
Name: John E. Biallas
Its: Chief Financial Officer

SCHEDULE I

INDIVIDUAL BORROWERS -  PROPERTIES – ALLOCATED LOAN AMOUNTS

Individual Borrower	Individual Property	Org. ID No.	EIN No.	Allocated Loan Amount
TRT Abington LLC	371, 373, 375 & 381 Centre Ave, Abington, MA	4374183	20-2675640	$5,508,872
TRT Brockton Eastway Plaza LLC	587-607 Centre St, Brockton, MA	4374187	20-2675640	$2,709,281
TRT Brockton Westgate Plaza LLC	544 Westgate Dr, Brockton, MA	4374188	20-2675640	$5,719,594
TRT Cohasset LLC	790 Chief Justice Cushing Hwy, Cohasset, MA	4374190	20-2675640	$6,321,656
TRT Cranston LLC	153 Bald Hill Rd, Cranston, RI	4374193	20-2675640	$2,709,281
TRT Hanover LLC	228, 272 & 280 Columbia Rd, Hanover, MA	4374196	20-2675640	$3,801,661
TRT Holbrook LLC	778-800 S. Franklin St, Holbrook, MA	4374201	20-2675640	$11,589,704
TRT Hyannis LLC	625 W. Main St, Hyannis, MA	4374204	20-2675640	$6,502,275
TRT Manomet LLC	709 State Rd, Manomet, MA	4374212	20-2675640	$5,418,563
TRT Mansfield LLC	377 Chauncy St, Mansfield, MA	4374216	20-2675640	$11,800,425
TRT Meriden LLC	485 Broad St, Meriden, CT	4374219	20-2675640	$15,954,656
TRT North Hanover LLC	1271 Washington St, North Hanover, MA	4374227	20-2675640	$2,107,219
TRT Orleans LLC	9 West Rd, Orleans, MA	4374235	20-2675640	$19,988,475
TRT Rockland 201 Market LLC	201 Market St, Rockland, MA	4374239	20-2675640	$752,579
TRT Rockland 360-372 Market LLC	360-372 Market St, Rockland, MA	4374242	20-2675640	$1,956,704
TRT Whitman 682 Bedford LLC	682 Bedford St, Whitman, MA	4374256	20-2675640	$4,033,819
TRT Whitman 475 Bedford LLC	475 Bedford St, Whitman, MA	4374254	20-2675640	$8,910,525
TRT New England Retail Floating Rate Holdco LLC	N/A	N/A	20-2675640	100% of Mezzanine Loan

SCHEDULE II

PAYOFF STATEMENT

(See attached)